EXHIBIT 10.03

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

As Adopted April 18, 2002
As Amended February 9, 2006, May 18, 2006, December 13, 2007 and May 21, 2008

1.                                      PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Restricted Stock Units.  Capitalized terms not defined in the text are defined in Section 24.

2.                                      SHARES SUBJECT TO THE PLAN.

2.1                                 Number of Shares Available.  Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 500,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.  In addition, any authorized shares not issued or subject to outstanding grants under the Company’s 1996 Stock Option Plan, Incentive Option Plan and Management Incentive Option Plan on the Effective Date (as defined below) and any shares issued under the Company’s 1995 Stock Plan, 1996 Stock Option Plan, Incentive Option Plan and Management Incentive Option Plan (the “Prior Plans”) that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plans that expire or become unexercisable for any reason without having been exercised in full, will no longer be available for grant and issuance under the Prior Plans, but will be available for grant and issuance under this Plan.  In addition, on each January 1, the aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be increased automatically by a number of Shares equal to 5% of the total outstanding shares of the Company as of the immediately preceding December 31; provided, that the Board may in its sole discretion reduce the amount of the increase in any particular year; and, provided further, provided that no more than 40,000,000 shares shall be issued as ISOs (as defined in Section 5 below).  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

2.2                                 Adjustment of Shares.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the number of Shares that may be granted pursuant to Sections 3 and 9 below, (c) the Exercise Prices of and number of Shares subject to outstanding Options, and (d) the number of Shares subject to other outstanding Awards shall, upon approval of the Board in its discretion, be proportionately adjusted in compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3.                                      ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.  No person will be eligible to receive more than 1,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 3,000,000 Shares in the calendar year in which they commence their employment.  A person may be granted more than one Award under this Plan.

4.                                      ADMINISTRATION.

4.1                                 Committee Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Except for automatic grants to Outside Directors pursuant to Section 9 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan.  Except for automatic grants to Outside Directors pursuant to Section 9 hereof, the Committee will have the authority to:

(a)                                  construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)                                 prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)                                  select persons to receive Awards;

(d)                                 determine the form and terms of Awards;

(e)                                  determine the number of Shares or other consideration subject to Awards;

(f)                                    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)                                 grant waivers of Plan or Award conditions;

(h)                                 determine the vesting, exercisability and payment of Awards;

(i)                                     correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)                                     determine whether an Award has been earned; and

(k)                                  make all other determinations necessary or advisable for the administration of this Plan.

4.2                                 Committee Discretion.  Except for automatic grants to Outside Directors pursuant to Section 9 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

5.                                      OPTIONS.  The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1                                 Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and, except as otherwise required by the terms of Section 9 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2                                 Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee.  The Stock Option Agreement will be delivered, and a copy of this Plan will be made available, to the Participant within a reasonable time after the granting of the Option.

5.3                                 Exercise Period.  Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option granted on or before February 9, 2006 will be exercisable after the expiration of ten (10) years from the date the Option is granted and no Option granted after February 9, 2006 will be exercisable after the expiration of seven (7) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4                                 Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 6 of this Plan.

5.5                                 Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)                                  If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

(b)                                 If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c)                                  If the Participant is terminated for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than one month after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

5.6                                 Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.7                                 Limitations on ISO.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000.  If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8                                 Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.9                                 No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.                                      PAYMENT FOR OPTION SHARES.  The entire Exercise Price of Shares issued upon exercise of Options and automatic grants to Outside Directors pursuant to Section 9 shall be payable in cash at the time when such Shares are purchased, except as follows and if so provided for in an applicable Stock Option Agreement:

6.1                                 Surrender of Stock.  Payment for all or any part of the Exercise Price or Options may be made with shares of the Company’s common stock which have already been owned by the Participant; provided that the Committee may, in its sole discretion, require that shares tendered for payment be previously held by the Participant for a minimum duration. Such shares shall be valued at their Fair Market Value.

6.2                                 Cashless Exercise.  Payment for all or any part of the Exercise Price may be made through Cashless Exercise at the Committee’s sole discretion.

6.3                                 Other Forms of Payment.  Payment for all or any part of the Exercise Price may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement.  The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 6.  In the case of an NQSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 6.

7.                                      RESTRICTED STOCK AWARD.

7.1                                 Amount and Form of Restricted Stock Award.  Awards under this Section 7 may be granted in the form of a Restricted Stock Award.  Restricted Stock Awards made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Agreement”) that shall specify the number of Shares to which the Restricted Stock Award pertains and shall be subject to adjustment of such number in accordance with Section 2.2.

7.2                                 Restricted Stock Agreement.  Each Restricted Stock Award awarded under the Plan shall be evidenced and governed exclusively by a Restricted Stock Agreement between the Participant and the Company. Each Restricted Stock Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Restricted Stock Agreement (including without limitation any performance conditions). The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

7.3                                 Payment of Restricted Stock Awards.  Restricted Stock Awards may be issued with or without cash consideration or any other form of legally permissible consideration approved by the Committee.

7.4                                 Vesting Conditions.  Each Restricted Stock Award may or may not be subject to vesting. Any such vesting provision may provide that Shares shall vest based on service with the Company over time or shall vest, in full or in installments, upon satisfaction of performance goals specified in the Restricted Stock Agreement.  A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

7.5                                 Assignment or Transfer of Restricted Stock Awards.  Except as provided in the applicable Restricted Stock Agreement, and then only to the extent permitted by applicable law, Restricted Stock Awards shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 7.5 shall be void.

7.6                                 Voting and Dividend Rights.  The holder of a Restricted Stock Award under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Restricted Stock Agreement, however, may require that the holder of such Restricted Stock Award invest any cash dividends received in additional Shares subject to the Restricted Stock Award.  Such additional Shares subject to the Restricted Stock Award shall be subject to the same conditions and restrictions as the Restricted Stock Award with respect to which the dividends were paid.  Such additional Shares subject to the Restricted Stock Award shall not reduce the number of Shares available for issuance under Section 2.1.

7.7                                 Modification or Assumption of Restricted Stock Awards.  Within the limitations of the Plan, the Committee may modify or assume outstanding restricted stock awards or may accept the cancellation of outstanding restricted stock awards (including stock awards granted by another issuer) in return for the Award of new Restricted Stock Awards for the same or a different number of Shares and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, no modification of a Restricted Stock Award shall, without the consent of the Participant, impair his or her rights or obligations under such Restricted Stock Award.

8.                                      RESTRICTED STOCK UNITS.

8.1                                 Restricted Stock Unit Agreement.  Each Award of Restricted Stock Units under the Plan shall be evidenced and governed exclusively by an Award Agreement (“Restricted Stock Unit Agreement”) between the Participant and the Company. Such Restricted Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Restricted Stock Unit Agreement (including without limitation any vesting and performance conditions). The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical. Restricted Stock Units may be awarded in consideration of a reduction in the Participant’s other compensation.

8.2                                 Number of Shares.  Each Restricted Stock Unit Agreement shall specify the number of Shares to which the Restricted Stock Unit Award pertains and shall be subject to adjustment of such number in accordance with Section 2.2.

8.3                                 Payment for Restricted Stock Units.  Restricted Stock Units shall be issued without consideration.

8.4                                 Vesting Conditions.  Each Restricted Stock Unit may or may not be subject to vesting.  Any such vesting provision may provide that Shares shall vest based on service with the Company over time or shall vest, in full or in installments, upon satisfaction of performance goals specified in the Restricted Stock Unit Agreement.  A Restricted Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

8.5                                 Voting and Dividend Rights.  The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

8.6                                 Form and Time of Settlement of Restricted Stock Units.  Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee at the time of the grant of the Restricted Stock Units, in its sole discretion. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Restricted Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when the vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 2.2.  Notwithstanding anything to the contrary in any Award Agreement or the Plan, any Restricted Stock Units that, by their terms, are settled on the applicable vesting date(s) shall be settled no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year containing the applicable vesting date (or, if later, the fifteenth (15th) day of the third (3rd) month following the end of the Company’s taxable year).  In addition, notwithstanding anything to the contrary in any Award Agreement or the Plan, references to “termination of the Participant’s Service,” “Termination Date” and similar references for Restricted Stock Units that are subject to Code Section 409A shall mean the date of the Participant’s “separation from service” within the meaning of Code Section 409A and such Restricted Stock Units shall be settled no later than the time permitted by Treasury Regulation Section 1.409A-3(d).

8.7                                 Creditor’s Rights.  A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

8.8                                 Modification or Assumption of Restricted Stock Units.  Within the limitations of the Plan, the Committee may modify or assume outstanding restricted stock units or may accept the cancellation of outstanding restricted stock units (including stock units granted by another issuer) in return for the Award of new Restricted Stock Units for the same or a different number of Shares and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, no modification of a Restricted Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Restricted Stock Unit.

8.9                                 Assignment or Transfer of Restricted Stock Units.  Except as provided in the applicable Restricted Stock Unit Agreement, and then only to the extent permitted by applicable law, Restricted Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8.9 shall be void.

9.                                      AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

9.1                                 Types of Options and Shares.  Awards granted under this Plan and subject to this Section 9 may be NQSOs, Restricted Stock Awards or Restricted Stock Units.

9.2                                 Eligibility.  Awards subject to this Section 9 shall be granted only to Outside Directors.

9.3                                 Initial Grant.  Each Outside Director who first becomes a member of the Board after the Effective Date will automatically be granted an Award for that number of Shares determined by the Board (an “Initial Grant”) on the date such Outside Director first becomes a member of the Board.  Each Outside Director who became a member of the Board on or prior to the Effective Date and who did not receive a prior option grant (under this Plan or otherwise and from the Company or any of its corporate predecessors) will receive an Initial Grant on the Effective Date.

9.4                                 Succeeding Grants.  Immediately following each Annual Meeting of stockholders, each Outside Director will automatically be granted an Award for that number of Shares determined by the Board (a “Full Succeeding Grant”), provided, that the Outside Director is a member of the Board on such date and has served continuously as a member of the Board for a period of at least twelve (12) months since the last Award grant (whether an Initial Grant or a Succeeding Grant) to such Outside Director.  If less than twelve (12) months has passed, then the number of shares subject to the Succeeding Grant will be pro-rated based on the number of days passed since the last option grant to such Outside Director, divided by 365 days (a “Pro-rated Succeeding Grant”) Collectively, a Full Succeeding Grant and a Pro-rated Succeeding Grant is referred to in this Plan as a “Succeeding Grant.”

9.5                                 Vesting and Exercisability.  The date an Outside Director receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the “Start Date” for such Award.  Unless otherwise determined by the Board, so long as the Outside Director continuously remains a director or a consultant of the Company:

(a)                                  Each Initial Grant of options will vest as to 1/12th of the Shares at the end of each full succeeding month from the Start Date and each Succeeding Grant of options will vest as to 1/12th of the Shares that would have been subject to a Full Succeeding Grant at the end of each full succeeding month from the later of (i) the Start Date of such Succeeding Grant or (ii) the date when all outstanding Awards, and all outstanding shares subject to such Awards granted by the Company to the Outside Director prior to the grant of such Succeeding Grant have fully vested.

(b)                                 Each Initial Grant of Restricted Stock Awards will fully vest upon the one (1) year anniversary of the Start Date and each Succeeding Grant of Restricted Stock Awards will vest upon the one (1) year anniversary of the later of (i) the Start Date of such Succeeding Grant or (ii) the date when all outstanding Awards, and all outstanding shares subject to such Awards granted by the Company to the Outside Director prior to the grant of such Succeeding Grant have fully vested.

(c)                                  Each Initial Grant of Restricted Stock Units will vest as to 1/12th of the Shares at the end of each full succeeding month from the Start Date and each Succeeding Grant of Restricted Stock Units will vest as to 1/12th of the Shares of a Full Succeeding Grant at the end of each full succeeding month from the later of (i) the Start Date of such Succeeding Grant or (ii) the date when all outstanding Awards, and all outstanding shares subject to such Awards granted by the Company to the Outside Director prior to the grant of such Succeeding Grant have fully vested.

Unless deferred in accordance with the rules established by the Committee, Restricted Stock Units will be settled in Shares upon the earlier of: (i) the date on which such Restricted Stock Units are fully vested, or (ii) the Outside Director’s Termination Date (or the first market trading day during an open trading window thereafter if either the date on which such Restricted Stock Units are fully vested or the Outside Director’s Termination Date is not on a market trading day during an open trading window).

Notwithstanding any provision to the contrary, in the event of a Corporate Transaction described in Section 18.1, the vesting of all Awards granted to Outside Directors pursuant to this Section 9 will accelerate in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and options must be exercised, if at all, within three (3) months of the consummation of said event.  Any options not exercised within such three-month period shall expire.

9.6                                 Exercise Price.  The exercise price of an option pursuant to an Initial Grant and Succeeding Grant shall be the Fair Market Value of the Shares, at the time that the option is granted.

9.7                                 Director Fees.  Each Outside Director may elect to receive a Restricted Stock Award or Restricted Stock Unit under the Plan in lieu of payment of a portion of his or her regular annual retainer based on the Fair Market Value of the Shares on the date any regular annual retainer would otherwise be paid.  For purposes of the Plan, an Outside Director’s regular annual retainer shall include any additional retainer paid in connection with service on any committee of the Board or paid for any other reason.  Such an election may be for any dollar or percentage amount equal to at least 25% of the Outside Director’s regular annual retainer (up to a limit of 100% of the Outside Director’s regular annual retainer).  The election must be made prior to the beginning of the annual board of directors cycle which shall be any twelve month continuous period designated by the Board.  Any amount of the regular annual retainer not elected to be received as a Restricted Stock Award or Restricted Stock Unit shall be payable in cash in accordance with the Company’s standard payment procedures.

10.                               WITHHOLDING TAXES.

10.1                           Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2                           Stock Withholding.  When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

11.                               TRANSFERABILITY.

11.1                           Except as otherwise provided in this Section 11, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

11.2                           All Awards other than NQSO’s.  All Awards other than NQSO’s shall be exercisable:  (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.

11.3                           NQSOs.  Unless otherwise restricted by the Committee, an NQSO shall be exercisable:  (i) during the Participant’s lifetime only by (A) the Participant, (B) the Participant’s guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by “permitted transfer;” and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.  “Permitted transfer” means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant’s lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order.  A permitted transfer does not include any transfer for value and neither of the following are transfers for value:  (a) a transfer of under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

12.                               PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

12.1                           Voting and Dividends.  Unless otherwise provided under Section 7, no Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 12.

12.2                           Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Exercise Price or Purchase Price, as the case may be.

13.                               CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14.                               ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

15.                               EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16.                               SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:  (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.                               NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18.                               CORPORATE TRANSACTIONS.

18.1                           Assumption or Replacement of Awards by Successor.  Except for automatic grants to Outside Directors pursuant to Section 9 hereof, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each, a “Corporate Transaction”), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this SubSection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine.  Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18.  If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

18.2                           Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any Corporate Transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

18.3                           Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19.                               ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company’s Common Stock is declared effective by the SEC (the “Effective Date”).  This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.  Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that:  (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

20.                               TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.  This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

21.                               AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

22.                               NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.                               INSIDER TRADING POLICY.  Each Participant and Outsider Director who receives an Award shall comply with any policy, adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers and/or directors of the Company.

24.                               DEFINITIONS.  As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option, Restricted Stock or Restricted Stock Unit.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cashless Exercise”  means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

“Cause” means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of employee’s employment.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board.

“Company” means FormFactor, Inc. or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)                                  if such Common Stock is then quoted on the Nasdaq Global Market, its closing price on the Nasdaq Global Market on the date of determination as reported in The Wall Street Journal;

(b)                                 if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c)                                  if such Common Stock is publicly traded but is not quoted on the Nasdaq Global Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(d)                                 in the case of an Award made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act;  or

(e)                                  if none of the foregoing is applicable, by the Committee in good faith.

“Family Member” includes any of the following:

(a)                                  child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(b)                                 any person (other than a tenant or employee) sharing the Participant’s household;

(c)                                  a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(d)                                 a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e)                                  any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Outside Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

(a)                                  Net revenue and/or net revenue growth;

(b)                                 Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)                                  Operating income and/or operating income growth;

(d)                                 Net income and/or net income growth;

(e)                                  Earnings per share and/or earnings per share growth;

(f)                                    Total stockholder return and/or total stockholder return growth;

(g)                                 Return on equity;

(h)                                 Operating cash flow return on income;

(i)                                     Adjusted operating cash flow return on income;

(j)                                     Economic value added; and

(k)                                  Individual confidential business objectives.

“Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards Restricted Stock Units.

“Plan” means this FormFactor, Inc. 2002 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 7.

“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan pursuant to Section 8.

 “SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

DIRECTOR INITIAL GRANT

NO.

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

FormFactor, Inc., a Delaware corporation (the “COMPANY”), hereby grants an option (this “OPTION”) to the Optionee named below (“OPTIONEE”) as of the Date of Grant set forth below (the “DATE OF GRANT”) pursuant to the Company’s 2002 Equity Incentive Plan (the “PLAN”) and this Stock Option Agreement (this “AGREEMENT”), which includes the Terms and Conditions (the “TERMS AND CONDITIONS”) set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:

SOCIAL SECURITY NUMBER:

OPTIONEE’S ADDRESS:

TOTAL OPTION SHARES:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

EXPIRATION DATE:	(unless earlier terminated under Section 3 hereof or pursuant to Section 9 of the Plan)

START DATE:

VESTING SCHEDULE:	1/12 of the Shares will vest on each monthly anniversary of the Start Date until 100% vested.

TYPE OF STOCK OPTION:	Nonqualified Stock Option

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

By:

(Please print name)

(Please print title)

Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

(Signature)

(Please print name)

DIRECTOR INITIAL GRANT

EXHIBIT A

STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply. 1.GRANT OF OPTION.The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the “SHARES”) at the Exercise Price Per Share (the “EXERCISE PRICE”), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan.

2.   EXERCISE PERIOD.

2.1  Vesting of Shares.  This Option is immediately exercisable, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest as set forth on the first page of this Agreement if Optionee has continuously served as a director and/or consultant of the Company. Shares that are vested pursuant to the schedule set forth on the first page of this Agreement are “VESTED SHARES.” Shares that are not vested pursuant to the schedule set forth on the first page of this Agreement are “UNVESTED Shares.” Options for Unvested Shares will not be exercisable on or after an Optionee’s Termination Date. In the event of a Corporate Transaction (as defined in the Plan) the Shares shall vest and become exercisable upon the terms and conditions of Section 9.5 of the Plan.

2.2  Expiration.  This Option shall expire on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 of this Agreement or Section 9 of the Plan.

3.  TERMINATION.Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be either a member of the Board of Directors of the Company or a consultant to the Company (“BOARD MEMBER”). The date on which Optionee ceases to be a Board Member shall be referred to as the “TERMINATION DATE.”

3.1  Termination for Any Reason Except Death or Disability.  If Optionee ceases to be a Board Member for any reason except death or Disability (as such term is defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

3.2  Termination Because of Death or Disability.  If Optionee ceases to be a Board Member due to Optionee’s death or Disability (or dies within 3 months after a termination because of Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee’s legal representative or authorized assignee) no later than twelve (12) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

2

FormFactor, Inc.

Stock Option Agreement

For Non-Employee Directors

2002 Equity Incentive Plan

3.3  No Obligation or Right to Continue as Board Member.  Nothing in the Plan or this Agreement confers on Optionee any right or obligation to continue as a Board Member or in any other relationship with the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company).

4.   MANNER OF EXERCISE.

4.1  Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or Disability, Optionee’s legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the “EXERCISE AGREEMENT”). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2  Limitations on Exercise.  This Option may not be exercised (a)  unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance and (b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

4.3  Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

4.4  Tax Withholding.  At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

5.   COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES.In the event Optionee ceases to be a Board Member for any reason, the Company, or its assignee, shall have the option to repurchase Optionee’s Unvested Shares (the “REPURCHASE OPTION”) at any time within ninety (90) days after the later of Optionee’s Termination Date and the date Optionee purchases the Shares by giving Optionee written notice of its election to exercise the Repurchase Option. The Company or its assignee may repurchase from Optionee (or from Optionee’s legal representative, as the case may be) all or a portion of the Unvested Shares at Optionee’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan, which repurchase price shall be paid, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within the ninety (90) day time period set forth above.

6.   NONTRANSFERABILITY OF OPTION AND SHARES.This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent

3

and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee. Unvested Shares may not be sold or otherwise transferred without the Company’s prior written consent.

7.   TAX CONSEQUENCES.Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option, including the effects of filing an election under 83(b) of the Code in connection with the exercise of this Option for Unvested Shares, and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company’s internal website, or upon request from the Company’s Stock Administrator at (925) 456-7334.

8.   PRIVILEGES OF STOCK OWNERSHIP.Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.   NOTICES.Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

10.   SUCCESSORS AND ASSIGNS.The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s legal representatives and authorized assignees.

11.   GOVERNING LAW.This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

4

Stock Option Agreement No.

EXHIBIT B

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN (THE “PLAN”)

STOCK OPTION EXERCISE AGREEMENT

I (“OPTIONEE”) hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the “Company”) indicated below:

Optionee

Social Security Number:

Address:

Type of Option:	☐ Incentive Stock Option
☐ Nonqualified Stock Option

Number of Shares Purchased:

Purchase Price per Share:

Aggregate Purchase Price:

Date of Grant:

Exact Name of Title to Shares:

1.     DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

☐            in cash (by check) in the amount of $                                           , receipt of which is acknowledged by the Company;

☐            [by cancellation of indebtedness of the Company to Optionee in the amount of $                                           ;]

☐            [by delivery of                          fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $                                            per share;]

☐            [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $                         ;]

☐            through a “same-day-sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD DEALER”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (together with any required tax withholding) directly to the Company; or

☐            [through a “margin” commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (together with any required tax withholding) directly to the Company.]

2.     UNDERTAKINGS. Optionee acknowledges that any Unvested Shares remain subject to the Terms and Conditions of the Optionee’s Stock Option Agreement. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee’s spouse and returned with this Agreement.

3      TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4.     ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:

SIGNATURE OF OPTIONEE

EXHIBIT 1

SPOUSAL CONSENT

I have read the foregoing Stock Option Exercise Agreement (the “AGREEMENT”) and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the “SHARES”) including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

Date:
SIGNATURE OF OPTIONEE’S SPOUSE

SPOUSE’S NAME—TYPED OR PRINTED

OPTIONEE’S NAME—TYPED OR PRINTED

EXHIBIT C

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

DIRECTOR SUCCEEDING GRANT

NO.

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

FormFactor, Inc., a Delaware corporation (the “COMPANY”), hereby grants an option (this “OPTION”) to the Optionee named below (“OPTIONEE”) as of the Date of Grant set forth below (the “DATE OF GRANT”) pursuant to the Company’s 2002 Equity Incentive Plan (the “PLAN”) and this Stock Option Agreement (this “AGREEMENT”), which includes the Terms and Conditions (the “TERMS AND CONDITIONS”) set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:

SOCIAL SECURITY NUMBER:

OPTIONEE’S ADDRESS:

TOTAL OPTION SHARES:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

EXPIRATION DATE:	(unless earlier terminated under Section 3 hereof or pursuant to Section 9 of the Plan)

START DATE:

VESTING SCHEDULE:

1/12 of the Shares will vest on each monthly anniversary of the later of (a) the Start Date or (b) the date when all outstanding stock options and all outstanding shares issued upon exercise of any options granted to Optionee as an Outside Director prior to the Date of Grant have fully vested, until 100% vested.

TYPE OF STOCK OPTION:	Nonqualified Stock Option

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

By:

(Please print name)

(Please print title)

Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

(Signature)

(Please print name)

DIRECTOR SUCCEEDING GRANT

EXHIBIT A

STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1.   GRANT OF OPTION.The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the “SHARES”) at the Exercise Price Per Share (the “EXERCISE PRICE”), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan.

2.   EXERCISE PERIOD.

2.1  Vesting of Shares.  This Option is immediately exercisable, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest as set forth on the first page of this Agreement if Optionee has continuously served as a director and/or consultant of the Company. Shares that are vested pursuant to the schedule set forth on the first page of this Agreement are “VESTED SHARES.” Shares that are not vested pursuant to the schedule set forth on the first page of this Agreement are “UNVESTED SHARES.” Options for Unvested Shares will not be exercisable on or after an Optionee’s Termination Date. In the event of a Corporate Transaction (as defined in the Plan) the Shares shall vest and become exercisable upon the terms and conditions of Section 9.5 of the Plan.

2.2  Expiration.  This Option shall expire on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 of this Agreement or Section 9 of the Plan.

3.   TERMINATION.Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be either a member of the Board of Directors of the Company or a consultant to the Company (“BOARD MEMBER”). The date on which Optionee ceases to be a Board Member shall be referred to as the “TERMINATION DATE.”

3.1  Termination for Any Reason Except Death or Disability.  If Optionee ceases to be a Board Member for any reason except death or Disability (as such term is defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

3.2  Termination Because of Death or Disability.  If Optionee ceases to be a Board Member due to Optionee’s death or Disability (or dies within 3 months after a termination because of Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee’s legal representative or authorized assignee) no later than twelve (12) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

FormFactor, Inc.

Stock Option Agreement

For Non-Employee Directors

2002 Equity Incentive Plan

3.3  No Obligation or Right to Continue as Board Member.  Nothing in the Plan or this Agreement confers on Optionee any right or obligation to continue as a Board Member or in any other relationship with the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company).

4.   MANNER OF EXERCISE.

4.1  Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or Disability, Optionee’s legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the “EXERCISE AGREEMENT”). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2  Limitations on Exercise.  This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance and (b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

4.3  Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

4.4  Tax Withholding.  At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

5.   COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES.In the event Optionee ceases to be a Board Member for any reason, the Company, or its assignee, shall have the option to repurchase Optionee’s Unvested Shares (the “REPURCHASE OPTION”) at any time within ninety (90) days after the later of Optionee’s Termination Date and the date Optionee purchases the Shares by giving Optionee written notice of its election to exercise the Repurchase Option. The Company or its assignee may repurchase from Optionee (or from Optionee’s legal representative, as the case may be) all or a portion of the Unvested Shares at Optionee’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan, which repurchase price shall be paid, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within the ninety (90) day time period set forth above.

6.   NONTRANSFERABILITY OF OPTION AND SHARES.This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of

Optionee. Unvested Shares may not be sold or otherwise transferred without the Company’s prior written consent.

7.   TAX CONSEQUENCES.Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option, including the effects of filing an election under 83(b) of the Code in connection with the exercise of this Option for Unvested Shares, and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company’s internal website, or upon request from the Company’s Stock Administrator at (925) 456-7334.

8.   PRIVILEGES OF STOCK OWNERSHIP.Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.   NOTICES.Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

10.   SUCCESSORS AND ASSIGNS.The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s legal representatives and authorized assignees.

11.   GOVERNING LAW.This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

Stock Option Agreement No.

EXHIBIT B

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN (THE “PLAN”)

STOCK OPTION EXERCISE AGREEMENT

I (“OPTIONEE”) hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the “Company”) indicated below:

Optionee

Social Security Number:

Address:

Type of Option:	☐ Incentive Stock Option
☐ Nonqualified Stock Option

Number of Shares Purchased:

Purchase Price per Share:

Aggregate Purchase Price:

Date of Grant:

Exact Name of Title to Shares:

1.    DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

☐            in cash (by check) in the amount of $                                           , receipt of which is acknowledged by the Company;

☐            [by cancellation of indebtedness of the Company to Optionee in the amount of $                                           ;]

☐            [by delivery of                          fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $                                            per share;]

☐            [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $                         ;]

☐            through a “same-day-sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD DEALER”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (together with any required tax withholding) directly to the Company; or

☐            [through a “margin” commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (together with any required tax withholding) directly to the Company.]

2.    UNDERTAKINGS. Optionee acknowledges that any Unvested Shares remain subject to the Terms and Conditions of the Optionee’s Stock Option Agreement. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee’s spouse and returned with this Agreement.

3.    TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4.    ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:

SIGNATURE OF OPTIONEE

EXHIBIT 1

SPOUSAL CONSENT

I have read the foregoing Stock Option Exercise Agreement (the “AGREEMENT”) and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the “SHARES”) including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

Date:
SIGNATURE OF OPTIONEE’S SPOUSE

SPOUSE’S NAME—TYPED OR PRINTED

OPTIONEE’S NAME—TYPED OR PRINTED

DIRECTOR SUCCEEDING GRANT

EXHIBIT C

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

NON-EXEMPT/EXERCISABLE AFTER 6 MONTHS

NO.

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

FormFactor, Inc., a Delaware corporation (the “COMPANY”), hereby grants an option (this “OPTION”) to the Optionee named below (“OPTIONEE”) as of the Date of Grant set forth below (the “DATE OF GRANT”) pursuant to the Company’s 2002 Equity Incentive Plan (the “PLAN”) and this Stock Option Agreement (this “AGREEMENT”), which includes the Terms and Conditions (the “TERMS AND CONDITIONS”) set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:

SOCIAL SECURITY NUMBER:

OPTIONEE’S ADDRESS:

TOTAL OPTION SHARES:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

EXPIRATION DATE:	(unless earlier terminated under Section 3 hereof or pursuant to Section 18 of the Plan)

FIRST VESTING DATE:

VESTING SCHEDULE:	% of the Shares will vest on the First Vesting Date; then % of the Shares will vest on each monthly anniversary of the First Vesting Date until 100% vested.

TYPE OF STOCK OPTION:	☐ INCENTIVE STOCK OPTION

(CHECK ONE):	☐ NONQUALIFIED STOCK OPTION

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

By:

(Please print name)

(Please print title)

FormFactor, Inc.

Stock Option Agreement

2002 Equity Incentive Plan

No.

Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

(Signature)

(Please print name)

2

FormFactor, Inc.

Stock Option Agreement

2002 Equity Incentive Plan

Terms & Conditions

EXHIBIT A

STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1.   GRANT OF OPTION.The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the “SHARES”) at the Exercise Price Per Share (the “EXERCISE PRICE”), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option, this Option is intended to qualify to the extent permitted as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “CODE”).

2.   EXERCISE PERIOD.

2.1  Vesting of Shares.  This Option is exercisable beginning six (6) months from the Date of Grant, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest as set forth on the first page of this Agreement if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company. Shares that are vested pursuant to the schedule set forth on the first page of this Agreement are “VESTED SHARES.” Shares that are not vested pursuant to the schedule set forth on the first page of this Agreement are “UNVESTED SHARES.” Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares will not be exercisable on or after an Optionee’s Termination Date.

2.2  Acceleration of Vesting in Certain Circumstances Following a Corporate Transaction.  In addition to the vesting provided herein, the Option and Shares subject to this Option shall become vested immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) occurring during the period beginning on the date of consummation of a Corporate Transaction (as defined in the Plan) and ending twelve (12) months thereafter, as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the date of such Non-Justifiable Termination (which accelerated vesting is referred to herein as the “CORPORATE TRANSACTION VESTING”). “NON-JUSTIFIABLE TERMINATION” means any Termination by the Company, or any Parent or Subsidiary of the Company or the successor-in-interest to the Company following a Corporate Transaction, other

3

than for Cause (as defined below). “CAUSE” (for purposes of this paragraph only) means (i) any willful participation by Optionee in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; (ii) any indictment or conviction of Optionee of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Optionee which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; or (iv) the death or Disability of Optionee. Notwithstanding anything to the contrary set forth in this Agreement, if a Corporate Transaction Vesting occurs by reason of a Non-Justifiable Termination, then this Option may be exercised by Optionee up to, but no later than, three (3) months after the date of such Non-Justifiable Termination, but in any event no later than the Expiration Date.]

[2.3  Acceleration of Vesting on Death or Disability.  In the event of Termination of Optionee as a result of his or her death or “permanent and total disability,” as such term is defined in Section 22(e)(3) of the Code, then, in addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the Termination Date of Optionee; provided, however, such vested Option may be exercised no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.]

2.[4]  Expiration.  This Option expires on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of this Section 2, Section 3 of this Agreement or Section 18 of the Plan.

3.   TERMINATION.

3.1  Termination for Any Reason Except Death, Disability or Cause.  If Optionee is Terminated for any reason except Optionee’s death, Disability or Cause (as such terms are defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

3.2  Termination Because of Death or Disability.  If Optionee is Terminated because of Optionee’s death or Disability (or Optionee dies within three (3) months after Termination for any reason except Cause or Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee’s legal representative or authorized assignee) during the twelve (12) months following the Termination Date, but in any event must be exercised no later than the Expiration Date. Any exercise occurring more than

4

three months following the Termination Date (when the Termination is for any reason other than Optionee’s death or disability (as defined in the Code)), shall be deemed to be the exercise of a nonqualified stock option.

3.3  Termination for Cause.  If Optionee is Terminated for Cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee no later than one (1) month after the Termination Date, but in any event must be exercised no later than the Expiration Date.

3.4  No Obligation to Employ.  Nothing in the Plan or this Agreement confers on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company), or limits in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4.   MANNER OF EXERCISE.

4.1  Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or Disability, Optionee’s legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the “EXERCISE AGREEMENT”). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2  Limitations on Exercise.  This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance and (b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

4.3  Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

4.4  Tax Withholding.  At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld,

5

in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

5.   COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES.In the event Optionee is Terminated for any reason, the Company, or its assignee, shall have the option to repurchase Optionee’s Unvested Shares (the “REPURCHASE OPTION”) at any time within ninety (90) days after the later of Optionee’s Termination Date and the date Optionee purchases the Shares by giving Optionee written notice of its election to exercise the Repurchase Option. The Company or its assignee may repurchase from Optionee (or from Optionee’s legal representative, as the case may be) all or a portion of the Unvested Shares at Optionee’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan, which repurchase price shall be paid, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within the ninety (90) day time period set forth above.

6.   NONTRANSFERABILITY OF OPTION AND SHARES.This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee. Unvested Shares may not be sold or otherwise transferred without the Company’s prior written consent.

7.   TAX CONSEQUENCES.Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option, including the effects of filing an election under 83(b) of the Code in connection with the exercise of this Option for Unvested Shares, and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company’s internal website, or upon request from the Company’s Stock Administrator at (925) 456-7334.

8.   PRIVILEGES OF STOCK OWNERSHIP.Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.   NOTICES.Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

6

10.  SUCCESSORS AND ASSIGNS.The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s legal representatives and authorized assignees.

11.  GOVERNING LAW.This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

7

Stock Option Agreement No.

EXHIBIT B

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN (THE “PLAN”)

STOCK OPTION EXERCISE AGREEMENT

I (“OPTIONEE”) hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the “Company”) indicated below:

Optionee

Social Security Number:

Address:

Type of Option:	☐ Incentive Stock Option
☐ Nonqualified Stock Option

Number of Shares Purchased:

Purchase Price per Share:

Aggregate Purchase Price:

Date of Grant:

Exact Name of Title to Shares:

1.    DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

☐            in cash (by check) in the amount of $                                           , receipt of which is acknowledged by the Company;

☐            [by cancellation of indebtedness of the Company to Optionee in the amount of $                                           ;]

☐            [by delivery of                          fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $                                            per share;]

☐            [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $                         ;]

☐            through a “same-day-sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD DEALER”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company; or

☐            [through a “margin” commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company.]

2.    UNDERTAKINGS. Optionee acknowledges that any Unvested Shares remain subject to the Terms and Conditions of the Optionee’s Stock Option Agreement. To the extent this Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee’s spouse and returned with this Agreement.

3.    TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4.    ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:

SIGNATURE OF OPTIONEE

EXHIBIT 1

SPOUSAL CONSENT

I have read the foregoing Stock Option Exercise Agreement (the “AGREEMENT”) and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the “SHARES”) including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

Date:
SIGNATURE OF OPTIONEE’S SPOUSE

SPOUSE’S NAME—TYPED OR PRINTED

OPTIONEE’S NAME—TYPED OR PRINTED

EXHIBIT C

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

EXEMPT/IMMEDIATELY EXERCISABLE

NO.

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

FormFactor, Inc., a Delaware corporation (the “COMPANY”), hereby grants an option (this “OPTION”) to the Optionee named below (“OPTIONEE”) as of the Date of Grant set forth below (the “DATE OF GRANT”) pursuant to the Company’s 2002 Equity Incentive Plan (the “PLAN”) and this Stock Option Agreement (this “AGREEMENT”), which includes the Terms and Conditions (the “TERMS AND CONDITIONS”) set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:

SOCIAL SECURITY NUMBER:

OPTIONEE’S ADDRESS:

TOTAL OPTION SHARES:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

EXPIRATION DATE:	(unless earlier terminated under Section 3 hereof or pursuant to Section 18 of the Plan)

FIRST VESTING DATE:

VESTING SCHEDULE:	% of the Shares will vest on the First Vesting Date; then % of the Shares will vest on each monthly anniversary of the First Vesting Date until 100% vested.

TYPE OF STOCK OPTION:	☐ INCENTIVE STOCK OPTION

(CHECK ONE):	☐ NONQUALIFIED STOCK OPTION

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

By:

(Please print name)

(Please print title)

FormFactor, Inc.

Stock Option Agreement

2002 Equity Incentive Plan

No.

Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

(Signature)

(Please print name)

2

FormFactor, Inc.

Stock Option Agreement

2002 Equity Incentive Plan

EXHIBIT A

STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1.   GRANT OF OPTION.The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the “SHARES”) at the Exercise Price Per Share (the “EXERCISE PRICE”), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option, this Option is intended to qualify to the extent permitted as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “CODE”).

2.   EXERCISE PERIOD.

2.1  Vesting of Shares.  This Option is immediately exercisable, although the Shares issued upon exercise of this Option will be subject to the restrictions on transfer and Repurchase Option set forth in this Agreement. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest as set forth on the first page of this Agreement if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company. Shares that are vested pursuant to the schedule set forth on the first page of this Agreement are “VESTED SHARES.” Shares that are not vested pursuant to the schedule set forth on the first page of this Agreement are “UNVESTED SHARES.” Notwithstanding any provision in the Plan or this Agreement to the contrary, Options for Unvested Shares will not be exercisable on or after an Optionee’s Termination Date.

[2.2  Acceleration of Vesting in Certain Circumstances Following a Corporate Transaction.  In addition to the vesting provided herein, the Option and Shares subject to this Option shall become vested immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) occurring during the period beginning on the date of consummation of a Corporate Transaction (as defined in the Plan) and ending twelve (12) months thereafter, as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the date of such Non-Justifiable Termination (which accelerated vesting is referred to herein as the “CORPORATE TRANSACTION VESTING”). “NON-JUSTIFIABLE

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TERMINATION” means any Termination by the Company, or any Parent or Subsidiary of the Company or the successor-in-interest to the Company following a Corporate Transaction, other than for Cause (as defined below). “CAUSE” (for purposes of this paragraph only) means (i) any willful participation by Optionee in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; (ii) any indictment or conviction of Optionee of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Optionee which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; or (iv) the death or Disability of Optionee. Notwithstanding anything to the contrary set forth in this Agreement, if a Corporate Transaction Vesting occurs by reason of a Non-Justifiable Termination, then this Option may be exercised by Optionee up to, but no later than, three (3) months after the date of such Non-Justifiable Termination, but in any event no later than the Expiration Date.]

[2.3  Acceleration of Vesting on Death or Disability.  In the event of Termination of Optionee as a result of his or her death or “permanent and total disability,” as such term is defined in Section 22(e)(3) of the Code, then, in addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested as to an additional number of Shares equal to the number of Shares that would have vested during the twelve (12) months following the Termination Date of Optionee; provided, however, such vested Option may be exercised no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.]

2.[4]  Expiration.  This Option expires on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of this Section 2, Section 3 of this Agreement or Section 18 of the Plan.

3.   TERMINATION.

3.1  Termination for Any Reason Except Death, Disability or Cause.  If Optionee is Terminated for any reason except Optionee’s death, Disability or Cause (as such terms are defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

3.2  Termination Because of Death or Disability.  If Optionee is Terminated because of Optionee’s death or Disability (or Optionee dies within three (3) months after Termination for any reason except Cause or Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee’s legal representative or authorized assignee) during the twelve (12) months following the Termination Date, but in any

4

event must be exercised no later than the Expiration Date. Any exercise occurring more than three months following the Termination Date (when the Termination is for any reason other than Optionee’s death or disability (as defined in the Code)), shall be deemed to be the exercise of a nonqualified stock option.

3.3  Termination for Cause.  If Optionee is Terminated for Cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee no later than one (1) month after the Termination Date, but in any event must be exercised no later than the Expiration Date.

3.4  No Obligation to Employ.  Nothing in the Plan or this Agreement confers on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company), or limits in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4.   MANNER OF EXERCISE.

4.1  Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or Disability, Optionee’s legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the “EXERCISE AGREEMENT”). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2  Limitations on Exercise.  This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance and (b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

4.3  Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

4.4  Tax Withholding.  At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld,

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in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

5.   COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES.

In the event Optionee is Terminated for any reason, the Company, or its assignee, shall have the option to repurchase Optionee’s Unvested Shares (the “REPURCHASE OPTION”) at any time within ninety (90) days after the later of Optionee’s Termination Date and the date Optionee purchases the Shares by giving Optionee written notice of its election to exercise the Repurchase Option. The Company or its assignee may repurchase from Optionee (or from Optionee’s legal representative, as the case may be) all or a portion of the Unvested Shares at Optionee’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan, which repurchase price shall be paid, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within the ninety (90) day time period set forth above.

6.   NONTRANSFERABILITY OF OPTION AND SHARES.

This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee. Unvested Shares may not be sold or otherwise transferred without the Company’s prior written consent.

7.   TAX CONSEQUENCES.

Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option, including the effects of filing an election under 83(b) of the Code in connection with the exercise of this Option for Unvested Shares, and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company’s internal website, or upon request from the Company’s Stock Administrator at (925) 456-7334.

8.   PRIVILEGES OF STOCK OWNERSHIP.

Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.   NOTICES.

Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in

6

writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

10.   SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s legal representatives and authorized assignees.

11.   GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

7

Stock Option Agreement No.

EXHIBIT B

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN (THE “PLAN”)

STOCK OPTION EXERCISE AGREEMENT

I (“OPTIONEE”) hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the “Company”) indicated below:

Optionee

Social Security Number:

Address:

Type of Option:	☐ Incentive Stock Option
☐ Nonqualified Stock Option

Number of Shares Purchased:

Purchase Price per Share:

Aggregate Purchase Price:

Date of Grant:

Exact Name of Title to Shares:

1.    DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

☐            in cash (by check) in the amount of $                                           , receipt of which is acknowledged by the Company;

☐            [by cancellation of indebtedness of the Company to Optionee in the amount of $                                           ;]

☐            [by delivery of                          fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $                                            per share;]

☐            [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $                         ;]

☐            through a “same-day-sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD DEALER”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company; or

☐            [through a “margin” commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company.]

2.    UNDERTAKINGS. Optionee acknowledges that any Unvested Shares remain subject to the Terms and Conditions of the Optionee’s Stock Option Agreement. To the extent this Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee’s spouse and returned with this Agreement.

3.    TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4.    ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:

SIGNATURE OF OPTIONEE

EXHIBIT 1

SPOUSAL CONSENT

I have read the foregoing Stock Option Exercise Agreement (the “AGREEMENT”) and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the “SHARES”) including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

Date:
SIGNATURE OF OPTIONEE’S SPOUSE

SPOUSE’S NAME—TYPED OR PRINTED

OPTIONEE’S NAME—TYPED OR PRINTED

EXHIBIT C

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

EXEMPT AND NON-EXEMPT/EXERCISABLE AS VESTS

NO.

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

FormFactor, Inc., a Delaware corporation (the “COMPANY”), hereby grants an option (this “OPTION”) to the Optionee named below (“OPTIONEE”) as of the Date of Grant set forth below (the “DATE OF GRANT”) pursuant to the Company’s 2002 Equity Incentive Plan (the “PLAN”) and this Stock Option Agreement (this “AGREEMENT”), which includes the Terms and Conditions (the “TERMS AND CONDITIONS”) set forth on Exhibit A hereto. Capitalized terms not defined in this Agreement have the meanings ascribed to them in the Plan.

OPTIONEE:

SOCIAL SECURITY NUMBER:

OPTIONEE’S ADDRESS:

TOTAL OPTION SHARES:

EXERCISE PRICE PER SHARE:

DATE OF GRANT:

EXPIRATION DATE:	(unless earlier terminated under Section 3 hereof or pursuant to Section 18 of the Plan)

FIRST VESTING DATE:

VESTING SCHEDULE:	% of the Shares will vest on the First Vesting Date; then % of the Shares will vest on each monthly anniversary of the First Vesting Date until 100% vested.

TYPE OF STOCK OPTION:	☐ INCENTIVE STOCK OPTION

(CHECK ONE):	☐ NONQUALIFIED STOCK OPTION

The Company has signed this Agreement effective as the Date of Grant and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

By:

(Please print name)

(Please print title)

FormFactor, Inc.

Stock Option Agreement

2002 Equity Incentive Plan

No.

Optionee acknowledges receipt of this Agreement (including the Terms and Conditions), a copy of the Plan, attached hereto as Exhibit C, and the form of Exercise Agreement, attached hereto as Exhibit B. Optionee has read and understands these documents and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee has executed this Agreement in duplicate as of the Date of Grant.

OPTIONEE

(Signature)

(Please print name)

2

FormFactor, Inc.

Stock Option Agreement

2002 Equity Incentive Plan

Terms & Conditions

EXHIBIT A

STOCK OPTION AGREEMENT TERMS AND CONDITIONS

This Option is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. This Agreement, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the Company and the Optionee with respect to this Option and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1.   GRANT OF OPTION.The Company hereby grants to Optionee this Option to purchase up to the total number of shares of Common Stock of the Company (the “SHARES”) at the Exercise Price Per Share (the “EXERCISE PRICE”), each as set forth on the first page of this Agreement, subject to the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option, this Option is intended to qualify to the extent permitted as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “CODE”).

2.   EXERCISE PERIOD.

2.1  Vesting of Shares.  This Option is exercisable as it vests. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest and become exercisable as set forth on the first page of this Agreement if Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company.

[2.2  Acceleration of Vesting in Certain Circumstances Following a Corporate Transaction.  In addition to the vesting provided herein, the Option and Shares subject to this Option shall become vested and exercisable immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) occurring during the period beginning on the date of consummation of a Corporate Transaction (as defined in the Plan) and ending twelve (12) months thereafter, as to an additional number of Shares equal to the number of Shares that would have vested and become exercisable during the twelve (12) months following the date of such Non-Justifiable Termination (which accelerated vesting and exercisability is referred to herein as the “CORPORATE TRANSACTION VESTING”). “NON-JUSTIFIABLE TERMINATION” means any Termination by the Company, or any Parent or Subsidiary of the Company or the successor-in-interest to the Company following a Corporate Transaction, other than for Cause (as defined below). “CAUSE” (for purposes of this paragraph only) means (i) any willful participation by Optionee in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of

3

the Company or the successor-in-interest to the Company following a Corporate Transaction; (ii) any indictment or conviction of Optionee of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Optionee which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company or the successor-in-interest to the Company following a Corporate Transaction; or (iv) the death or Disability of Optionee. Notwithstanding anything to the contrary set forth in this Agreement, if a Corporate Transaction Vesting occurs by reason of a Non-Justifiable Termination, then this Option may be exercised by Optionee up to, but no later than, three (3) months after the date of such Non-Justifiable Termination, but in any event no later than the Expiration Date.]

[2.3  Acceleration of Vesting on Death or Disability.  In the event of Termination of Optionee as a result of his or her death or “permanent and total disability,” as such term is defined in Section 22(e)(3) of the Code, then, in addition to the vesting provided herein, the Option and Shares subject to the Option shall become vested and exercisable as to an additional number of Shares equal to the number of Shares that would have vested and become exercisable during the twelve (12) months following the Termination Date of Optionee; provided, however, such vested Option may be exercised no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.]

2.[4]  Expiration.  This Option expires on the Expiration Date set forth on the first page of this Agreement and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of this Section 2, Section 3 of this Agreement or Section 18 of the Plan.

3.   TERMINATION.

3.1  Termination for Any Reason Except Death, Disability or Cause.  If Optionee is Terminated for any reason except Optionee’s death, Disability or Cause (as such terms are defined in the Plan), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee during the three (3) months following the Termination Date, but in any event must be exercised no later than the Expiration Date.

3.2  Termination Because of Death or Disability.  If Optionee is Terminated because of Optionee’s death or Disability (or Optionee dies within three (3) months after Termination for any reason except Cause or Disability), then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee (or Optionee’s legal representative or authorized assignee) during the twelve (12) months following the Termination Date, but in any event must be exercised no later than the Expiration Date. Any exercise occurring more than three months following the Termination Date (when the Termination is for any reason other than Optionee’s death or disability (as defined in the Code)), shall be deemed to be the exercise of a nonqualified stock option.

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3.3  Termination for Cause.  If Optionee is Terminated for Cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date in accordance with the schedule set forth on the first page of this Agreement, may be exercised by Optionee no later than one (1) month after the Termination Date, but in any event must be exercised no later than the Expiration Date.

3.4  No Obligation to Employ.  Nothing in the Plan or this Agreement confers on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company (or any successor-in-interest to the Company), or limits in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

4.   MANNER OF EXERCISE.

4.1  Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or Disability, Optionee’s legal representative) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the Committee from time to time (the “EXERCISE AGREEMENT”). If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2  Limitations on Exercise.  This Option may not be exercised (a) unless such exercise is in compliance with all applicable federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance and (b) as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable. The Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

4.3  Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or, where permitted by law, by any method set forth in the Exercise Agreement or any additional method approved by the Committee from time to time.

4.4  Tax Withholding.  At the time of exercise, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company associated with the exercise of this Option. If the Committee permits at the time of exercise, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, in which case, the Company shall issue the net number of Shares to Optionee after deducting the Shares retained from the Shares issuable upon exercise.

5

5.   NONTRANSFERABILITY OF OPTION AND SHARES.

This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the legal representatives and authorized executors and assignees of Optionee.

6.   TAX CONSEQUENCES.

Optionee should refer to the prospectus for the Plan for a description of the federal tax consequences of exercising this Option and disposing of the Shares. A copy of the Prospectus is available at the Finance/Stock Administration page of the Company’s internal website, or upon request from the Company’s Stock Administrator at (925) 456-7334.

7.   PRIVILEGES OF STOCK OWNERSHIP.

Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

8.   NOTICES.

Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the first page of this Agreement or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or email.

9.   SUCCESSORS AND ASSIGNS.

The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s legal representatives and authorized assignees.

10.  GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflicts of law.

6

Stock Option Agreement No.

EXHIBIT B

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN (THE “PLAN”)

STOCK OPTION EXERCISE AGREEMENT

I (“OPTIONEE”) hereby elect to purchase the number of shares of Common Stock of FormFactor, Inc. (the “Company”) indicated below:

Optionee

Social Security Number:

Address:

Type of Option:	☐ Incentive Stock Option
☐ Nonqualified Stock Option

Number of Shares Purchased:

Purchase Price per Share:

Aggregate Purchase Price:

Date of Grant:

Exact Name of Title to Shares:

1.    DELIVERY OF PURCHASE PRICE. Optionee hereby delivers to the Company the Aggregate Purchase Price as follows (check as applicable and complete):

☐            in cash (by check) in the amount of $                                           , receipt of which is acknowledged by the Company;

☐            [by cancellation of indebtedness of the Company to Optionee in the amount of $                                           ;]

☐            [by delivery of                          fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valuedat the current Fair Market Value of $                                            per share;]

☐            [by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $                         ;]

☐            through a “same-day-sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD DEALER”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Aggregate Purchase Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company; or

☐            [through a “margin” commitment from Optionee and the NASD Dealer named therein, whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Aggregate Purchase Price (along with any required tax withholding) directly to the Company.]

2.    UNDERTAKINGS. To the extent this Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition. If Optionee is married, the Spousal Consent, attached hereto as Exhibit 1, should be completed by Optionee’s spouse and returned with this Agreement.

3.    TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE’S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4.    ENTIRE AGREEMENT. The Plan and the Stock Option Agreement are incorporated herein by reference. This Stock Option Exercise Agreement, the Plan and the Stock Option Agreement constitute the entire agreement and understanding and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflicts of law.

Date:

SIGNATURE OF OPTIONEE

EXHIBIT 1

SPOUSAL CONSENT

I have read the foregoing Stock Option Exercise Agreement (the “AGREEMENT”) and I know its contents. I consent to and approve of the Agreement, and agree that the shares of the Common Stock of FormFactor, Inc. purchased pursuant to the Agreement (the “SHARES”) including any interest I may have in the Shares, are subject to all the provisions of the Agreement. I will take no action at any time to hinder application of the Agreement to the Shares or to any interest I may have in the Shares.

Date:
SIGNATURE OF OPTIONEE’S SPOUSE

SPOUSE’S NAME—TYPED OR PRINTED

OPTIONEE’S NAME—TYPED OR PRINTED

[FORMFACTOR LOGO]

2002 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2002 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this cover sheet, in the attached Restricted Stock Unit Agreement (the “Agreement”) and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.

Name of Participant:

Participant’s Social Security or Global ID Number:

Participant’s Address:

Award Number:

Date of Award:

Number of Restricted Stock Units Awarded:

Amount Paid by Participant for the RSUs Awarded:

Vesting Schedule:

Provided the Participant renders continuous service to the Company, the RSUs will become incrementally vested as to             % of the total number of RSUs awarded (rounded to nearest whole number), on each of the following dates:

The Company has signed this Agreement effective as of the Date of Award and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

[Name]

[Title]

1

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS

This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

This Agreement, the Plan and the preceding cover sheet constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1.                                       EFFECT OF TERMINATION OF EMPLOYMENT. If the Participant’s employment is terminated by the Participant or by the Company before an applicable vesting date for any reason, all of the RSUs which have not yet vested shall be forfeited without consideration.

2.                                       SETTLEMENT. To the extent an RSU becomes vested, and subject to the Participant’s satisfaction of any tax withholding obligations as discussed below, each vested RSU will be settled in Shares on the applicable vesting date(s) (or the first market trading day during an open trading window thereafter if the vesting date is not on a market trading day during an open trading window) in exchange for such RSU. Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and you shall have no further rights or entitlements related to those settled RSUs.

3.                                       RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.

4.                                       TAX WITHHOLDING OBLIGATIONS. The Participant shall satisfy his or her withholding tax obligations, but no more than the minimum statutory withholding amounts, by having the Company withhold all or a portion of any Shares that otherwise would be issued to the Participant. The withholding tax obligations and the Shares to be withheld for such obligations shall be valued based on the Fair Market Value of the Shares as of the last market trading day immediately preceding the Vesting Date. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Security Exchange Commission or the Financial Accounting Standards Board.

5.                                       TAX ADVICE. The Participant represents, warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS

1

INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

6.                                       NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant.

7.                                       RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

8.                                       RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind.

9.                                       ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

10.                                 EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the RSUs awarded pursuant to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating the Participant’s benefits under any employee benefit plan sponsored by the Company except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s employee benefit plans.

2

11.                                 NO EMPLOYMENT RIGHTS. The award of the RSUs pursuant to this Agreement shall not give the Participant any right to remain employed by the Company or a Subsidiary. The Participant agrees that the Participants rights hereunder shall be subject to set-off by the Company for any valid debts the Participant owes the Company.

12.                                 NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the employer’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.

13.                                 SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

14.                                 CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.

15.                                 ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan.

16.                                 LIABILITY. The Company (or members of the Board or Committee) shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement.

17.                                 MISCELLANEOUS.

17.1                           This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.2                           The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees.

17.3                           To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

3

2002 EQUITY INCENTIVE PLAN

OUTSIDE DIRECTOR RESTRICED STOCK UNIT AGREEMENT

(OUTSIDE DIRECTOR FULL ANNUAL EQUITY AWARD)

FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2002 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this cover sheet, in the attached Restricted Stock Unit Agreement (the “Agreement”) and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.

Name of Participant:

Participant’s Social Security:	XXX-XX-

Participant’s Address:

Award Number:

Date of Award:

Number of Restricted Stock Units Awarded:	6,000

Amount Paid by Participant for the RSUs Awarded:	$0.001

Vesting Schedule:	Provided the Participant renders continuous service to the Company as a Director or a Consultant (“Service”), the RSUs will vest in twelve (12) equal monthly installments beginning and ending .

The Company has signed this Agreement effective as of the Date of Award and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

[NAME]

[TITLE]

1

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

OUTSIDE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS

This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

This Agreement, the Plan and the preceding cover sheet constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1.                                       EFFECT OF TERMINATION OF SERVICE. If the Participant’s Service is terminated by the Participant or by the Company before an applicable vesting date for any reason, all of the RSUs which have not yet vested shall be forfeited without consideration.

2.                                       SETTLEMENT. To the extent an RSU becomes vested and the Participant has not elected to defer settlement of the RSU, each vested RSU will be settled in Shares in exchange for such RSU on the earlier of: (i) the date on which the RSUs subject to this Agreement are fully vested, or (ii) the termination of the Participant’s Service (or the first market trading day during an open trading window thereafter if either the date on which the RSUs subject to this Agreement are fully vested or the termination of the Participant’s Service is not on a market trading day during an open trading window).  To the extent an RSU becomes vested and the Participant has elected to defer settlement of the RSU, each vested RSU will be settled in Shares upon the Participant’s separation from service within the meaning of Code Section 409A (“Separation from Service”) (or the first market trading day during an open trading window thereafter if the Separation from Service is not on a market trading day during an open trading window) in exchange for such RSU.  Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and you shall have no further rights or entitlements related to those settled RSUs.

3.                                       RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.

4.                                       TAX ADVICE. The Participant represents, warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

1

5.                                       NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant.

6.                                       RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the vesting of RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

7.                                       RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind.

8.                                       ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

9.                                       NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the Company’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.

10.                                 SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

11.                                 CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.

12.                                 ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan.

2

13.                                 LIABILITY. The Company (or members of the Board or Committee) shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement.

14.                                 MISCELLANEOUS.

14.1                           This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.2                           The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees.

14.3                           To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

3

2002 EQUITY INCENTIVE PLAN
OUTSIDE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT
(ANNUAL RETAINER DEFERRAL)

FormFactor, Inc., a Delaware corporation (the “Company”), hereby awards Restricted Stock Units (“RSUs”) to the Participant named below as of the Date of Award set forth below pursuant to the Company’s 2002 Equity Incentive Plan, as amended (the “Plan”). The terms and conditions of the Award are set forth in this cover sheet, in the attached Restricted Stock Unit Agreement (the “Agreement”) and in the Plan. Capitalized terms not defined in this Agreement have the meaning ascribed to them in the Plan.

Name of Participant:

Participant’s Social Security or Global ID Number:

Participant’s Address:

Award Number:

Date of Award:

Number of Restricted Stock Units Awarded:

Amount Paid by Participant for the RSUs Awarded:	$0.00

Vesting Schedule:                        One-hundred percent (100%) of the total number of RSUs granted pursuant to this Agreement shall vest on the Date of Award.

The Company has signed this Agreement effective as of the Date of Award and has caused it to be executed in duplicate by its duly authorized representative.

FORMFACTOR, INC.

[NAME]

[TITLE]

1

FORMFACTOR, INC.

2002 EQUITY INCENTIVE PLAN

OUTSIDE DIRECTOR RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS

This Award is subject to the following Terms and Conditions and the terms and conditions of the Plan, which are incorporated herein by reference. The Participant and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

This Agreement, the Plan and the preceding cover sheet constitute the entire agreement and understanding of the Company and the Participant with respect to this Award and supersede all prior understandings and agreements with respect to such subject matter. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan as interpreted by the Committee, the provisions of the Plan shall apply.

1.                                       SETTLEMENT. Each RSU will be settled in Shares upon the Participant’s separation from service within the meaning of Code Section 409A (“Separation from Service”) (or the first market trading day during an open trading window thereafter if the Separation from Service is not on a market trading day during an open trading window) in exchange for such RSU.  Issuance of Shares shall be in complete satisfaction of such vested RSUs. Such settled RSUs shall be immediately cancelled and no longer outstanding and you shall have no further rights or entitlements related to those settled RSUs.

2.                                       RESTRICTIONS ON ISSUANCE. The Company will not issue any Shares if the issuance of such Shares at that time would violate any law or regulation.

3.                                       TAX ADVICE. The Participant represents, warrants and acknowledges that the Company has made no warranties or representations to the Participant with respect to the income tax consequences of the transactions contemplated by this Agreement, and the Participant is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. THE PARTICIPANT UNDERSTANDS THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

4.                                       NON-TRANSFERABILITY. The RSUs may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law other than under the terms and conditions of the Plan. The terms of the RSUs shall be binding upon the legal representatives and authorized executors and assignees of Participant.

5.                                       RESTRICTION OF TRANSFER. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the RSUs has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment

2

of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

6.                                       RIGHTS AS SHAREHOLDER. The Participant holding RSUs shall have no rights other than those of a general creditor of the Company. Subject to the terms of this Agreement, the Participant holding outstanding RSUs has none of the rights and privileges of a shareholder of the Company, including no right to vote or to receive dividends (if any). Subject to the terms and conditions of this Agreement, RSUs create no fiduciary duty of the Company to the Participant and only represent an unfunded and unsecured contractual obligation of the Company. The RSUs shall not be treated as property or as a trust fund of any kind.

7.                                       ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participant, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

8.                                       NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to the Participant shall be addressed to the Participant at the address listed in the Company’s records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.

9.                                       SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

10.                                 CONSTRUCTION. The RSUs are being issued pursuant to the Plan and are subject to the terms of the Plan. A copy of the Plan has been made available to the Participant, and additional copies of the Plan are available upon request during normal business hours at the principal executive offices of the Company. To the extent that any provision of this Agreement violates or is inconsistent with an express provision of the Plan, the Plan provision shall govern and any inconsistent provision in this Agreement shall be of no force or effect.

11.                                 ADJUSTMENTS. In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of outstanding RSUs covered under this Agreement may be adjusted pursuant to the Plan.

12.                                 LIABILITY. The Company (or members of the Board or Committee) shall not be liable to the Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any unexpected or

3

adverse tax consequence realized by the Participant or other person due to the award, receipt, or settlement of RSUs or Shares under this Agreement.

13.                                 MISCELLANEOUS.

13.1                           This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

13.2                           The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon the Participant and Participant’s legal representatives and authorized assignees.

13.3                           To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

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